Mezzanine Finance for E & P Ventures and Companies
SPEE Annual Meeting
June 9, 2008

Forward Looking Statements

This presentation may contain forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, which could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, the future operating results of our portfolio companies, changes in regional, national, or international economic conditions and their impact on the industries in which we invest, or changes in the conditions of the industries in which we invest, and other factors enumerated in our filings with the Securities and Exchange Commission.

Words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may” and similar expressions may be used to identify forward-looking statements. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

Persons considering an investment in NGP Capital Resources Company should consider the investment objectives, risks, and charges and expenses of the company carefully before investing. Such information and other information about the company is available in our annual report on Form 10-K, our quarterly reports on Form 10-Q and in prospectuses we issue from time to time in connection with our offering of securities. Such materials are filed with the SEC and copies are available on the SEC's website, www.sec.gov.  Prospective investors should read such materials carefully before investing. Past performance is not indicative of future results.

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Mezzanine Financing at a Glance

Development oriented financing

Often structured as debt

Larger advances than conventional bank financing

Higher return requirement than conventional bank financing but less dilutive than equity financing

Used by companies to accelerate growth and create value

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Agenda

Mezzanine Financing Defined

The Mezzanine Marketplace

Requirements for Successful Mezzanine Financing

Case Studies

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Capital is Needed For A Broad Range Of Purposes

NOTE:  THIS SLIDE IS
ANIMATED.  PLEASE
TAKE NOTE WHEN
EDITING.  JHH

Growth & Development

Acquisitions & Buyouts

Monetizations

Structured Vehicles

Recapitalizations

Restructuring

Special Situations

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Simple Capital Structure Without Mezzanine

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Mezzanine Provides Many Options

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Subordinated Debt

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Unitranche Debt

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Project Equity

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Investment Types                    Bank Debt                                              Mezzanine  Investments                                                                  Equity

PROBABLE PRODUCING RESERVES

PROVED UNDEVELOPED RESERVES

PROVED NON-PRODUCING RESERVES

PROVED PRODUCING RESERVES

OTHER PROBABLE RESERVES

POSSIBLE RESERVES

IRR Objective     5%                                             10%20%                                         30%

ENGINEERING RISK

EXPLORATION RISK

OTHER RESOURCES

NOTE:  THIS SLIDE IS
ANIMATED.  PLEASE
TAKE NOTE WHEN
EDITING. -- JHH

Three Tiers of Capital for E & P Companies

After Zorich

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A Range of Mezzanine Financing Products

Combined senior & subordinated debt

Subordinated debt

Convertible debt

Preferred equity

Project equity

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Representative Terms

15% - 20+%

10% - 15%

6%-8% on senior
tranche

15%-18%  on
subordinated tranche

Blended 12%-15%

Target IRR Range

Always

Seldom

Frequently

Equity Kicker
(ORRI’s, NPI’s
Warrants,
Conversion Rights)

Lien and/or
Negative Pledge

2nd Lien

1st Lien

Security

2-5 Years

3-7 Years

3-5 Years

Term

Convertible Debt,
Preferred Equity &
Project Equity

Subordinated Debt

Combined Senior and
Subordinated Debt

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Agenda

Mezzanine Financing Defined

The Mezzanine Marketplace

Requirements for Successful Mezzanine Financing

Case Studies

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Energy Mezzanine Capital Markets Have Been
Dynamic

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Early 1990's

Early 2000's

2002-2003

2004

Today

Bank of America

Deutsche Bank

Deutsche Bank

NGPC

NGPC

Encap

Encap

RIMCO

Associated Energy Mgrs.

Energy Income Fund

Tenneco Ventures

Range Resources

Range Resources

Black Rock

Blue Rock

Torch Energy

TCW

TCW

TCW

TCW

TCW

AIG

JP Morgan Asset Mgt.

RPI

UBS

UBS

Enron Finance

Enron North America

Constellation

Constellation

Louis Dreyfus

MG Trade Finance

Stratum (Beacon)

General Atlantic

Heller

GECC

GECC

GECC

GECC

Koch Producer Services

Williams

Aquila

Southern/Mirant

Shell Capital

Petrobridge

Petrobridge

Cargill

Montauk (DQE)

Dominion (Cambrian)

Macquarie Energy Capital

Macquarie Energy Capital

Macquarie Energy Capital

D.B.Zwirn & Co.

D. B. Zwirn & Co.

Prudential Capital

ACAS

Duke Capital Partners

AIG

Gas Rock

Wells Fargo

Wells Fargo

Wells Fargo

Royal Bank of Scotland

Royal Bank of Scotland

Harvard Management Co./Sowood

Denham Capital

Goldman Sachs E&P Capital

Goldman Sachs E&P Capital

Prospect Energy

Prospect Energy

A Particular Transaction May Not Fit For All
Mezzanine Providers

Other mezzanine
providers

Provider 1

Other mezzanine
providers

Provider 2

Provider 3

C

D

A

B

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Agenda

Mezzanine Financing Defined

The Mezzanine Marketplace

Requirements for Successful Mezzanine Financing

Case Studies

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Good Management and Organization Are Key

1

2

3

2

1

Proven energy track record

Regional, asset or technical expertise

In control of the pace of development and operations

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Engineering Orientation Is Also Key

Production development and engineering play

Not a pure exploration or new technology play

Not solely a price play

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Important Things to Start

Clear description of engineering development opportunity

Engineering Report

Internally generated report is good to start

Third party report completed prior to close

Development Plan

Projects

Properties

Timing

Funds required

Schedule

Forecast of outcomes

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Agenda

Mezzanine Financing Defined

The Mezzanine Marketplace

Requirements for Successful Mezzanine Financing

Case Studies

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Producer with existing assets desired to purchase an asset package having significant redevelopment potential (PDNP, PUD, operational improvements)

Purchase price was approximately $120 million

Senior debt capacity was approximately $60 million

Solution: The mezzanine financier provided a $50 million subordinated debt facility and a $10 million bridge loan

Conclusion: The company completed the acquisition, successfully developed its assets and ultimately refinanced the mezzanine debt with conventional senior debt

Subordinated Debt Solution

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Production Company with existing assets desired to refinance its existing debt and purchase an asset package having significant development potential

The total financing need was approximately $40 million

Senior debt capacity was approximately $15 million

Solution: Along with an equity investment from third parties, the mezzanine financier provided a $35 million combined senior and subordinated facility

Conclusion: In connection with the equity investment, the mezzanine financing enabled the company to complete the acquisition and begin development of  the properties

Combined Senior and Sub Debt Solution

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Engineering and management team needed $30 million to acquire and develop several producing oil and gas fields

The team needed additional equity to complete the transaction and wanted a one-stop financing source

Senior debt capacity was approximately $17 million

Solution: The mezzanine financier provided a $22 million combined senior and subordinated facility and made a $4 million common equity investment in the new company

Conclusion:  The company completed the acquisition, made follow-on acquisitions, successfully developed its assets and ultimately refinanced the mezzanine debt with conventional senior debt

Integrated Balance Sheet Solution

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Producer needed $22 million to fund working capital for its ongoing development drilling program

A previously arranged financing had failed to close and the company was faced with a working capital deficit due to its capex obligations

Solution: In less than two weeks, the mezzanine financier provided and closed a $25 million combined senior and subordinated facility

Conclusion:  The mezzanine financing provided the company with the liquidity that it needed to continue to meet is drilling obligations.  The company subsequently merged with a larger company on favorable terms

Rapid Reaction Solution

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www.ngpcrc.com
713-752-0062

John Homier    Steve Gardner   Kelly Plato
Dan Schockling   Hans Hubbard   Chris Ryals   Robert Sheffey

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